RECORDING REQUESTED BY:

     Ralph E. Pray

AND WHEN RECORDED MAIL TO:              RECORDED IN
                                      OFFICIAL RECORDS
     Ralph E. Pray                   98 MAR 16  AM 9:55
                                        INYO COUNTY
     805 South Shamrock                   98 0864

     Monrovia, CA 91016

                        RELINQUISHMENT OF MINING CLAIMS
                        -------------------------------

I (we)             Ralph E. Pray, Maxwell R. Pray, Beverly M. Pray and
          ----------------------------------------------------------------------
             Ross E. Pray
--------------------------------------------------------------------------------
hereby relinquish and abandon all right, title and interest in the following described mining claims: in the County of Inyo, State of California.

--------------------------------------------------------------------------------
                    Description of Land,     Dates of original,  Volume and page
Names of Claims     Township, Range and      supplemental and    where recorded:
                    Section                  amended locations   County of
--------------------------------------------------------------------------------

DEEP GOLD           Sec12 T10S, R36E MDM     JAN-1-98              98 0174
CAMC273206          Sec11 T10S, R36E






DATE: 3-10-98                 SIGNATURE:  /s/ Ralph E. Pray
     -----------------------            ----------------------------------------
                                          /s/ Beverly Pray
                                        ----------------------------------------
                                          /s/ Ross Pray
                                        ----------------------------------------
                                          /s/ Maxwell R. Pray
                                        ----------------------------------------

If a corporation, so indicate. The corporate seal should be affixed. A copy of the resolution, or equivalent, authorizing the relinquishment, should be attached.